--------------------------------------------------------------------------------
UBS WARBURG LLC                                         CMOPROJ
Fixed Income Research     MALT0305C-UPB 30 YEAR 6.8     11:45:43 am May 30, 2003
cmoproj.592                                             Ciaran O'Brien
                                                        obrienci@fiunmr23
                                                        PAGE 1
--------------------------------------------------------------------------------

==============================================================================================
BOND   BALANCE         COUPON    DELAY   FACTOR     INDEX   VALUE     RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
3A1    51,758,000.00   6.00000   24      1.000000           -1.0000     -         -         -
==============================================================================================

================================================================================
FLOOR     CURRENT     SETTLE     DEAL      WAC     WAM     PRICING     DURATION
          COUPON      DATE                                  SPEED         @ PX
--------------------------------------------------------------------------------
-         6.0000      07/29/03   30 year   7.08    358.00  100.0PPC    103:02
================================================================================

MALT 03-5 3A1 6%COUP

===========================================================================================
Price     CPR      CPR      CPR     CPR     CPR     CPR     CPR      CPR    CPR      CPR
          6.00     10.00    20.00   30.00   35.00   40.00   50.00    60.00  70.00    80.00
-------------------------------------------------------------------------------------------
102:18    5.642    5.512    5.120   4.616   4.330   4.040   3.398    2.627  1.656     0.332
102:19    5.637    5.507    5.111   4.601   4.313   4.019   3.371    2.592  1.611     0.274
102:20    5.633    5.501    5.101   4.586   4.295   3.998   3.344    2.557  1.566     0.215
102:21    5.628    5.495    5.091   4.571   4.277   3.977   3.316    2.522  1.521     0.157
102:22    5.624    5.489    5.081   4.556   4.259   3.957   3.289    2.487  1.476     0.099
102:23    5.619    5.484    5.072   4.541   4.241   3.936   3.262    2.452  1.432     0.041
102:24    5.615    5.478    5.062   4.526   4.223   3.915   3.234    2.416  1.387    -0.017
102:25    5.611    5.472    5.052   4.511   4.206   3.894   3.207    2.381  1.342    -0.075
102:26    5.606    5.466    5.042   4.496   4.188   3.874   3.180    2.346  1.297    -0.133
102:27    5.602    5.461    5.033   4.481   4.170   3.853   3.152    2.311  1.252    -0.191
102:28    5.597    5.455    5.023   4.467   4.152   3.832   3.125    2.276  1.208    -0.249
102:29    5.593    5.449    5.013   4.452   4.134   3.811   3.098    2.241  1.163    -0.307
102:30    5.588    5.443    5.003   4.437   4.117   3.791   3.071    2.206  1.118    -0.365
102:31    5.584    5.438    4.994   4.422   4.099   3.770   3.044    2.171  1.074    -0.423
103:00    5.580    5.432    4.984   4.407   4.081   3.749   3.017    2.137  1.029    -0.481
103:01    5.575    5.426    4.974   4.392   4.063   3.729   2.989    2.102  0.984    -0.538
103:02    5.571    5.421    4.965   4.378   4.046   3.708   2.962    2.067  0.940    -0.596
103:03    5.566    5.415    4.955   4.363   4.028   3.687   2.935    2.032  0.895    -0.654
103:04    5.562    5.409    4.945   4.348   4.010   3.667   2.908    1.997  0.851    -0.711
103:05    5.558    5.403    4.936   4.333   3.993   3.646   2.881    1.962  0.806    -0.769
103:06    5.553    5.398    4.926   4.318   3.975   3.625   2.854    1.928  0.762    -0.826
103:07    5.549    5.392    4.916   4.304   3.957   3.605   2.827    1.893  0.718    -0.884
103:08    5.544    5.386    4.907   4.289   3.940   3.584   2.800    1.858  0.673    -0.941
103:09    5.540    5.381    4.897   4.274   3.922   3.564   2.773    1.824  0.629    -0.998
103:10    5.536    5.375    4.888   4.259   3.904   3.543   2.746    1.789  0.585    -1.056
103:11    5.531    5.369    4.878   4.245   3.887   3.523   2.719    1.754  0.540    -1.113
103:12    5.527    5.364    4.868   4.230   3.869   3.502   2.692    1.720  0.496    -1.170
103:13    5.522    5.358    4.859   4.215   3.852   3.482   2.665    1.685  0.452    -1.227
103:14    5.518    5.352    4.849   4.200   3.834   3.461   2.638    1.650  0.408    -1.285
103:15    5.514    5.347    4.840   4.186   3.816   3.441   2.611    1.616  0.364    -1.342
103:16    5.509    5.341    4.830   4.171   3.799   3.420   2.584    1.581  0.320    -1.399
103:17    5.505    5.335    4.820   4.156   3.781   3.400   2.558    1.547  0.275    -1.456
------------------------------------------------------------------------------------------
Avg Life 10.491    7.404    3.769   2.268   1.853   1.566   1.166    0.892  0.688     0.523
Duration  6.840    5.282    3.121   2.039   1.704   1.462   1.113    0.866  0.678     0.524
First Pay  8/03     8/03     8/03    8/03    8/03    8/03    8/03     8/03   8/03      8/03
Last Pay   5/33     5/33     5/33    5/33    3/10   10/08    5/07     6/06  10/05     10/05
===========================================================================================


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS WARBURG LLC                                         CMOPROJ
Fixed Income Research     MALT0305C-UPB 30 YEAR 6.8     11:46:51 am May 30, 2003
cmoproj.592                                             Ciaran O'Brien
                                                        obrienci@fiunmr23
                                                        PAGE 1
--------------------------------------------------------------------------------

==============================================================================================
BOND   BALANCE         COUPON    DELAY   FACTOR     INDEX   VALUE     RESET   MULTIPLIER   CAP
----------------------------------------------------------------------------------------------
3A1    51,758,000.00   6.00000   24      1.000000           -1.0000     -         -         -
==============================================================================================

================================================================================
FLOOR     CURRENT     SETTLE     DEAL      WAC     WAM     PRICING     DURATION
          COUPON      DATE                                  SPEED         @ PX
--------------------------------------------------------------------------------
-         6.0000      07/29/03   30 year   7.08    358.00  100.0PPC    103:02
================================================================================

MALT 03-5 3A1 6%COUP

==========================================================================================
Price     PSA      PSA      PSA     PSA     PSA     PSA     PSA      PSA     PSA     PSA
          100      150      200     250     300     325     350      500     750     1000
------------------------------------------------------------------------------------------
102:18    5.668    5.595    5.519   5.442   5.365   5.326   5.287    5.054   4.695   4.401
102:19    5.664    5.590    5.513   5.436   5.357   5.318   5.279    5.043   4.681   4.384
102:20    5.660    5.585    5.508   5.429   5.350   5.310   5.271    5.033   4.667   4.366
102:21    5.656    5.580    5.502   5.423   5.343   5.303   5.263    5.022   4.652   4.349
102:22    5.652    5.575    5.496   5.416   5.336   5.295   5.255    5.012   4.638   4.332
102:23    5.647    5.570    5.491   5.410   5.328   5.287   5.246    5.001   4.624   4.315
102:24    5.643    5.565    5.485   5.403   5.321   5.280   5.238    4.991   4.610   4.297
102:25    5.639    5.560    5.479   5.397   5.314   5.272   5.230    4.980   4.596   4.280
102:26    5.635    5.555    5.474   5.390   5.306   5.264   5.222    4.970   4.581   4.263
102:27    5.631    5.550    5.468   5.384   5.299   5.257   5.214    4.959   4.567   4.246
102:28    5.627    5.546    5.462   5.377   5.292   5.249   5.206    4.949   4.553   4.229
102:29    5.622    5.541    5.457   5.371   5.285   5.241   5.198    4.938   4.539   4.211
102:30    5.618    5.536    5.451   5.364   5.277   5.234   5.190    4.928   4.525   4.194
102:31    5.614    5.531    5.445   5.358   5.270   5.226   5.182    4.918   4.511   4.177
103:00    5.610    5.526    5.439   5.352   5.263   5.218   5.174    4.907   4.496   4.160
103:01    5.606    5.521    5.434   5.345   5.256   5.211   5.166    4.897   4.482   4.143
103:02    5.602    5.516    5.428   5.339   5.248   5.203   5.158    4.886   4.468   4.126
103:03    5.598    5.511    5.422   5.332   5.241   5.196   5.150    4.876   4.454   4.109
103:04    5.593    5.506    5.417   5.326   5.234   5.188   5.142    4.865   4.440   4.091
103:05    5.589    5.501    5.411   5.319   5.227   5.180   5.134    4.855   4.426   4.074
103:06    5.585    5.497    5.406   5.313   5.219   5.173   5.126    4.844   4.412   4.057
103:07    5.581    5.492    5.400   5.306   5.212   5.165   5.118    4.834   4.398   4.040
103:08    5.577    5.487    5.394   5.300   5.205   5.157   5.110    4.824   4.384   4.023
103:09    5.573    5.482    5.389   5.294   5.198   5.150   5.102    4.813   4.369   4.006
103:10    5.569    5.477    5.383   5.287   5.191   5.142   5.094    4.803   4.355   3.989
103:11    5.564    5.472    5.377   5.281   5.183   5.135   5.086    4.793   4.341   3.972
103:12    5.560    5.467    5.372   5.274   5.176   5.127   5.078    4.782   4.327   3.955
103:13    5.556    5.462    5.366   5.268   5.169   5.119   5.070    4.772   4.313   3.938
103:14    5.552    5.458    5.360   5.262   5.162   5.112   5.062    4.761   4.299   3.921
103:15    5.548    5.453    5.355   5.255   5.155   5.104   5.054    4.751   4.285   3.904
103:16    5.544    5.448    5.349   5.249   5.147   5.097   5.046    4.741   4.271   3.887
103:17    5.540    5.443    5.344   5.242   5.140   5.089   5.038    4.730   4.257   3.869
------------------------------------------------------------------------------------------
AVG LIFE  11.226   8.912    7.296   6.132   5.268   4.917   4.608    3.341   2.355   1.905
DURATION   7.273   6.165    5.329   4.681   4.169   3.952   3.756    2.893   2.137   1.761
FIRST PAY  8/03     8/03     8/03    8/03    8/03    8/03    8/03     8/03    8/03    8/03
LAST PAY   5/33     5/33     5/33    5/33    5/33    5/33    5/33     5/33    5/09    9/07
==========================================================================================

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                        Collateral Stratification Report
                         Conforming 30yr Gross ge 6.50
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                      364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-06-01
AVG UPB: $153,307.78
GROSS WAC: 7.0803%
NET WAC: 6.813%
% SF/PUD: 68.01%
% FULL/ALT: 22.26%
% CASHOUT: 29.24%
% BUYDOWN: 4.01%
% LTV > 80 NO MI: 3.61%
WA LTV: 81.33%
% FICO > 679: 58.71%
% NO FICO: 0.07%
WA FICO: 691
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 11.71%
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Original Balance                              COUNT                UPB         %     WA LTV
-------------------------------------------------------------------------------------------
$0.01 - $50,000.00                               20        $796,537.04     1.43%     83.93%
$50,000.01 - $100,000.00                         95       7,192,548.99    12.89      80.89
$100,000.01 - $150,000.00                        93      11,441,424.51    20.50      82.99
$150,000.01 - $200,000.00                        56       9,960,549.61    17.85      81.60
$200,000.01 - $250,000.00                        48      10,854,895.97    19.45      81.89
$250,000.01 - $300,000.00                        28       7,595,537.00    13.61      81.78
$300,000.01 - $350,000.00                        20       6,364,432.64    11.40      78.26
$350,000.01 - $400,000.00                         2         722,682.70     1.30      62.18
$400,000.01 - $450,000.00                         1         404,100.00     0.72      90.00
$450,000.01 - $500,000.00                         1         471,323.71     0.84      80.17
-------------------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%     81.33%
-------------------------------------------------------------------------------------------
Minimum: $32,000.00
Maximum: $473,000.00
Average: $153,566.43
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                                COUNT                UPB         %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                             312     $40,245,956.12    72.12%
$250,000.01 - $300,000.00                        30       8,192,394.84    14.68
$300,000.01 - $350,000.00                        19       6,116,971.02    10.96
$350,000.01 - $400,000.00                         1         373,286.48     0.67
$400,000.01 - $450,000.00                         1         404,100.00     0.72
$450,000.01 - $500,000.00                         1         471,323.71     0.84
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: $31,946.07
Maximum: $471,323.71
Average: $153,307.78
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 29, 2003 16:40                    Page 1 of 7

                        Collateral Stratification Report
                         Conforming 30yr Gross ge 6.50
================================================================================

--------------------------------------------------------------------------------
Gross Rate                                    COUNT                UPB         %
--------------------------------------------------------------------------------
6.376% - 6.500%                                  63     $11,683,542.36    20.94%
6.501% - 6.625%                                  44       7,392,624.49    13.25
6.626% - 6.750%                                  56       8,372,334.74    15.00
6.751% - 6.875%                                  38       5,663,889.38    10.15
6.876% - 7.000%                                  20       3,298,326.33     5.91
7.001% - 7.125%                                  10       1,280,517.17     2.29
7.126% - 7.250%                                  13       1,738,414.34     3.12
7.251% - 7.375%                                  15       2,142,464.92     3.84
7.376% - 7.500%                                  17       2,849,077.92     5.11
7.501% - 7.625%                                  13       1,757,841.71     3.15
7.626% - 7.750%                                  13       1,920,823.74     3.44
7.751% - 7.875%                                  11       1,799,751.53     3.23
7.876% - 8.000%                                   3         501,728.12     0.90
8.001% - 8.125%                                   4         478,063.10     0.86
8.126% - 8.250%                                  12       1,737,052.66     3.11
8.251% - 8.375%                                   4         263,551.94     0.47
8.376% - 8.500%                                   9         816,842.47     1.46
8.501% - 8.625%                                   2         345,927.99     0.62
8.626% - 8.750%                                   6         634,038.36     1.14
8.876% - 9.000%                                   1          94,447.24     0.17
9.001% - 9.125%                                   1         202,278.87     0.36
9.126% - 9.250%                                   1          36,031.03     0.06
9.251% - 9.375%                                   6         618,772.43     1.11
9.751% - 9.875%                                   1          39,076.14     0.07
9.876% - 10.000%                                  1         136,613.19     0.24
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 9.905%
Weighted Average: 7.080%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                      COUNT                UPB         %
--------------------------------------------------------------------------------
6.001% - 6.250%                                  63     $11,683,542.36    20.94%
6.251% - 6.500%                                 100      15,764,959.23    28.25
6.501% - 6.750%                                  59       9,194,965.71    16.48
6.751% - 7.000%                                  26       3,422,231.51     6.13
7.001% - 7.250%                                  35       5,404,642.84     9.69
7.251% - 7.500%                                  22       3,042,615.45     5.45
7.501% - 7.750%                                  12       1,959,479.65     3.51
7.751% - 8.000%                                  15       2,144,015.76     3.84
8.001% - 8.250%                                  13       1,080,394.41     1.94
8.251% - 8.500%                                   8         979,966.35     1.76
8.501% - 8.750%                                   1          94,447.24     0.17
8.751% - 9.000%                                   2         238,309.90     0.43
9.001% - 9.250%                                   6         618,772.43     1.11
9.501% - 9.750%                                   2         175,689.33     0.31
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 6.200%
Maximum: 9.655%
Weighted Average: 6.813%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                     COUNT                UPB         %
--------------------------------------------------------------------------------
181 - 240                                         7        $668,016.47     1.20%
241 - 300                                         3         324,845.26     0.58
360 - 360                                       354      54,811,170.44    98.22
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 29, 2003 16:40                    Page 2 of 7

                        Collateral Stratification Report
                         Conforming 30yr Gross ge 6.50
================================================================================

--------------------------------------------------------------------------------
Remaining  Term to Stated  Maturity           COUNT               UPB          %
--------------------------------------------------------------------------------
181 - 240                                         7        $668,016.47     1.20%
241 - 300                                         3         324,845.26     0.58
301 - 359                                       276      39,183,098.44    70.22
360 - 360                                        78      15,628,072.00    28.01
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 235
Maximum: 360
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                     COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                             78     $15,628,072.00    28.01%
1 - 1                                            72      10,483,839.61    18.79
2 - 2                                           106      15,514,695.97    27.80
3 - 3                                            39       5,762,648.51    10.33
4 - 4                                             9       1,051,283.58     1.88
5 - 5                                            15       2,327,251.56     4.17
6 - 6                                            16       1,393,752.87     2.50
7 - 12                                           29       3,642,488.07     6.53
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 11
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                   COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                             1         $39,969.55     0.07%
530 - 539                                         1         143,735.35     0.26
550 - 559                                         1         174,305.78     0.31
580 - 589                                         1         105,810.68     0.19
590 - 599                                         1          87,858.84     0.16
600 - 609                                         7       1,096,941.16     1.97
610 - 619                                         8       1,548,140.21     2.77
620 - 629                                        12       2,160,187.04     3.87
630 - 639                                        17       2,727,102.82     4.89
640 - 649                                        14       2,366,783.83     4.24
650 - 659                                        26       4,056,203.08     7.27
660 - 669                                        32       4,405,017.12     7.89
670 - 679                                        27       4,129,074.11     7.40
680 - 689                                        33       4,654,142.50     8.34
690 - 699                                        41       6,510,417.10    11.67
700 - 709                                        21       3,489,201.23     6.25
710 - 719                                        22       3,204,371.03     5.74
720 - 729                                        15       2,247,321.37     4.03
730 - 739                                        17       2,023,568.62     3.63
740 - 749                                        17       2,538,756.06     4.55
750 - 759                                        19       3,610,845.12     6.47
760 - 769                                        16       2,536,181.12     4.54
770 - 779                                         6         934,925.04     1.68
780 - 789                                         9       1,013,173.41     1.82
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum:  0
Maximum:  788
Weighted Average: 691
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 29, 2003 16:40                    Page 3 of 7

                        Collateral Stratification Report
                         Conforming 30yr Gross ge 6.50
================================================================================


--------------------------------------------------------------------------------
Loan To Value Ratio                           COUNT                UPB         %
--------------------------------------------------------------------------------
20.01% - 25.00%                                   1         $60,000.00     0.11%
25.01% - 30.00%                                   1         322,700.00     0.58
30.01% - 35.00%                                   1          72,184.02     0.13
35.01% - 40.00%                                   1         167,795.24     0.30
40.01% - 45.00%                                   2         169,747.57     0.30
45.01% - 50.00%                                   1         143,738.94     0.26
50.01% - 55.00%                                   2         483,200.00     0.87
55.01% - 60.00%                                   4         778,542.74     1.40
60.01% - 65.00%                                  12       2,643,516.53     4.74
65.01% - 70.00%                                  29       3,725,077.06     6.68
70.01% - 75.00%                                  23       2,981,901.04     5.34
75.01% - 80.00%                                 145      22,390,270.14    40.12
80.01% - 85.00%                                  20       3,415,124.61     6.12
85.01% - 90.00%                                  55       8,954,673.48    16.05
90.01% - 95.00%                                  37       5,638,513.60    10.10
95.01% - 100.00%                                 30       3,857,047.20     6.91
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 21.82%
Maximum: 100.00%
Weighted Average: 81.33%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Comb Loan To Value Ratio                      COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.00%                                        199     $28,492,641.51    51.06%
50.01% - 55.00%                                   1         250,000.00     0.45
55.01% - 60.00%                                   2         481,772.35     0.86
60.01% - 65.00%                                   5       1,358,794.32     2.43
65.01% - 70.00%                                   4         883,635.99     1.58
70.01% - 75.00%                                   2         111,099.44     0.20
75.01% - 80.00%                                  38       5,749,824.15    10.30
80.01% - 85.00%                                  16       2,797,988.68     5.01
85.01% - 90.00%                                  25       3,910,139.99     7.01
90.01% - 95.00%                                  42       7,386,983.84    13.24
95.01% - 100.00%                                 30       4,381,151.90     7.85
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 42.46%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                           COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                       154     $22,453,138.85    40.24%
0.001% - 1.000%                                  12       2,018,171.67     3.62
6.001% - 11.000%                                  2         144,886.82     0.26
11.001% - 16.000%                                 3         794,452.44     1.42
16.001% - 21.000%                                 6         885,710.93     1.59
21.001% - 26.000%                                19       2,654,313.59     4.76
26.001% - 31.000%                                20       2,845,272.57     5.10
31.001% - 36.000%                                36       5,417,147.54     9.71
36.001% - 41.000%                                58       9,944,111.15    17.82
41.001% - 46.000%                                37       5,835,172.20    10.46
46.001% - 51.000%                                14       1,841,635.02     3.30
51.001% - 56.000%                                 1         295,200.00     0.53
56.001% - 61.000%                                 1         325,423.17     0.58
61.001% - 66.000%                                 1         349,396.22     0.63
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 63.00%
Weighted Average: 34.07%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 29, 2003 16:40                    Page 4 of 7

                        Collateral Stratification Report
                         Conforming 30yr Gross ge 6.50

--------------------------------------------------------------------------------
Geographic Concentration                      COUNT                UPB         %
--------------------------------------------------------------------------------
New York                                         46      $9,816,395.23    17.59%
California                                       34       6,534,997.39    11.71
New Jersey                                       25       5,043,820.58     9.04
Texas                                            41       4,821,920.53     8.64
Massachusetts                                    12       3,098,566.23     5.55
Ohio                                             28       2,829,993.27     5.07
Florida                                          17       2,216,668.77     3.97
Arizona                                          11       1,758,132.08     3.15
Illinois                                         11       1,723,314.74     3.09
Virginia                                         10       1,508,733.05     2.70
Maryland                                          9       1,445,734.86     2.59
Georgia                                          10       1,228,032.67     2.20
Michigan                                         12       1,215,276.14     2.18
Connecticut                                       6       1,134,878.22     2.03
Nevada                                            6       1,051,185.65     1.88
Minnesota                                         6       1,033,368.67     1.85
Oregon                                            6         895,961.50     1.61
Pennsylvania                                      8         826,648.88     1.48
Tennessee                                         8         793,357.90     1.42
Washington                                        4         717,752.25     1.29
Louisiana                                         4         693,357.84     1.24
Missouri                                          6         601,998.58     1.08
Indiana                                           7         533,815.85     0.96
Colorado                                          3         384,382.74     0.69
Arkansas                                          4         371,172.05     0.67
Alabama                                           3         360,799.87     0.65
District of Columbia                              2         354,041.64     0.63
Hawaii                                            2         336,819.67     0.60
New Mexico                                        2         308,819.13     0.55
Mississippi                                       2         294,907.31     0.53
Utah                                              3         235,455.71     0.42
Maine                                             2         231,725.92     0.42
South Carolina                                    1         185,436.25     0.33
New Hampshire                                     1         177,526.27     0.32
Rhode Island                                      1         174,327.31     0.31
Wisconsin                                         2         171,102.38     0.31
Iowa                                              2         118,065.14     0.21
Oklahoma                                          1         105,517.47     0.19
North Carolina                                    1          99,827.32     0.18
Nebraska                                          1          93,719.24     0.17
Wyoming                                           1          86,300.00     0.15
Kentucky                                          1          78,267.90     0.14
Kansas                                            1          60,000.00     0.11
Vermont                                           1          51,907.97     0.09
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                                COUNT               UPB          %
--------------------------------------------------------------------------------
North CA                                         12      $1,909,942.98     3.42%
South CA                                         22       4,625,054.41     8.29
States Not CA                                   330      49,269,034.78    88.29
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                         COUNT               UPB         %
--------------------------------------------------------------------------------
08701                                             4        $801,400.00     1.44%
11203                                             3         740,120.00     1.33
02135                                             2         660,101.12     1.18
91910                                             2         543,889.44     0.97
07666                                             2         528,438.26     0.95
Other                                           351      52,530,083.35    94.13
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               May 29, 2003 16:40                    Page 5 of 7

                        Collateral Stratification Report
                         Conforming 30yr Gross ge 6.50
================================================================================


--------------------------------------------------------------------------------
Loan Purpose                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Purchase                                        195     $30,247,605.90    54.20%
Cash Out Refi                                   112      16,316,367.27    29.24
Rate/Term Refi                                   51       8,627,124.39    15.46
Home Improvement                                  6         612,934.61     1.10
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Full                                             82     $11,720,867.66    21.00%
Stated Income                                    54      10,031,054.61    17.98
Asset Verification                               67      10,013,339.79    17.94
No Doc                                           68       7,924,920.42    14.20
NIV                                              30       5,201,364.17     9.32
No Income, No Asset                              20       3,661,610.95     6.56
Limited                                          16       2,136,923.86     3.83
No Income/No Ratio                               10       1,874,223.96     3.36
Stated Inc/ Full Asset                            6       1,277,100.00     2.29
Alt                                               3         703,723.63     1.26
Mortgage Verification                             4         463,680.38     0.83
No Income/Full Asset                              2         459,222.74     0.82
Unknown                                           2         336,000.00     0.60
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
1-Family                                        233     $33,868,650.26    60.69%
2-Family                                         29       4,978,051.84     8.92
3-Family                                         18       4,232,941.37     7.59
4-Family                                         22       3,761,738.10     6.74
PUD                                              24       3,697,740.86     6.63
Condo                                            16       2,409,362.01     4.32
Low-rise Condo                                    9       1,225,340.97     2.20
Two to Four Family                                4         590,324.12     1.06
Mfctrd Housing                                    3         290,342.70     0.52
PUD (Attached)                                    1         221,209.24     0.40
Condo < 5 Floors                                  2         176,659.29     0.32
Single Family Attached                            1         165,609.35     0.30
High-rise Condo                                   1         113,394.05     0.20
Condo, Mid Rise                                   1          72,668.01     0.13
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                     COUNT                UPB         %
--------------------------------------------------------------------------------
Primary                                         242     $41,163,016.26    73.76%
Investor                                        111      13,561,928.36    24.30
Secondary                                        11       1,079,087.55     1.93
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                            COUNT                UPB         %
--------------------------------------------------------------------------------
N                                               364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                  COUNT                UPB         %
--------------------------------------------------------------------------------
No                                              364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               May 29, 2003 16:40                    Page 6 of 7

                        Collateral Stratification Report
                          Conforming 30yr Gross ge 6.50
================================================================================


--------------------------------------------------------------------------------
Mortgage Ins.                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Curr LTV < 80%                                  222     $33,938,673.28    60.82%
GEMIC                                             8       1,068,108.26     1.91
Lender Paid                                       2         440,800.00     0.79
MGIC                                             15       2,127,191.12     3.81
None                                             15       2,016,096.13     3.61
PMI EXISTS (Unknown Co)                          16       3,364,332.87     6.03
PMI Mortgage Insurance                           24       3,671,032.17     6.58
Radian                                           20       3,422,055.63     6.13
Res. Mtg. Ins. Company                            1         244,701.00     0.44
United Guaranty                                  41       5,511,041.71     9.88
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 3.61%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relocation Flag                               COUNT                UPB         %
--------------------------------------------------------------------------------
                                                 14      $2,240,330.00     4.01%
N                                               350      53,563,702.17    95.99
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                    COUNT                UPB         %
--------------------------------------------------------------------------------
Cambridge                                         5      $1,205,622.74     2.16%
Cendant Mortgage Corporation                     81      11,424,593.87    20.47
Commercial Federal Bank                           5       1,708,206.99     3.06
First City Funding                                2         476,000.00     0.85
First Financial                                  27       5,705,100.00    10.22
Gateway                                           1         143,879.02     0.26
Greenpoint Mortgage Corporatio                   32       5,602,580.02    10.04
GMFS                                              2         287,188.73     0.51
Master Financial                                 19       2,395,744.53     4.29
Mortgage IT                                      40       6,228,480.63    11.16
Nat City Mortgage                                14       2,240,330.00     4.01
NexStar                                           1         105,517.47     0.19
Provident Savings Bank, FSB                       7       1,425,100.00     2.55
Realty Mortgage Corp.                             7       1,279,022.26     2.29
RBC Mortgage                                      6       1,196,651.00     2.14
Sterling Capital                                 19       2,202,583.92     3.95
Wall Street Bankers                              12       2,819,620.00     5.05
Washington Mutual                                84       9,357,810.99    16.77
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Servicer                                      COUNT                UPB         %
--------------------------------------------------------------------------------
Cendant                                          81     $11,424,593.87    20.47%
Commercial Federal                                5       1,708,206.99     3.06
Greenpoint                                        1         263,314.85     0.47
GMAC                                             95      17,906,358.65    32.09
USMTG                                            19       2,202,583.92     3.95
National Mortgage                                14       2,240,330.00     4.01
Nexstar                                           1         105,517.47     0.19
Wells Fargo Bank                                 42       6,704,480.63    12.01
Washington Mutual                               106      13,248,645.79    23.74
--------------------------------------------------------------------------------
Total:                                          364     $55,804,032.17   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 29, 2003 16:40                    Page 7 of 7

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                COUNT                  UPB         %
--------------------------------------------------------------------------------
Conforming                                      860    $123,741,017.12   100.00%
Total:                                          860    $123,741,017.12   100.00%
Data as of Date: 2003-06-01
AVG UPB: $143,884.90
GROSS WAC: 6.7864%
NET WAC: 6.529%
% SF/PUD: 69.98%
% FULL/ALT: 23.15%
% CASHOUT: 37.62%
% BUYDOWN: 1.81%
% LTV > 80 NO MI: 1.63%
WA LTV: 77.56%
% FICO > 679: 70.37%
% NO FICO: 0.07%
WA FICO: 704
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.30%
CALIFORNIA %: 9.90%
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Original Balance                              COUNT                UPB         %     WA LTV
-------------------------------------------------------------------------------------------
$0.01 - $50,000.00                               53      $2,157,180.95     1.74%     77.75%
$50,000.01 - $100,000.00                        249      19,100,833.71    15.44      76.67
$100,000.01 - $150,000.00                       216      26,813,012.45    21.67      78.75
$150,000.01 - $200,000.00                       152      26,593,995.55    21.49      77.60
$200,000.01 - $250,000.00                       102      22,898,578.92    18.51      77.20
$250,000.01 - $300,000.00                        52      14,250,966.72    11.52      78.89
$300,000.01 - $350,000.00                        30       9,582,442.41     7.74      75.65
$350,000.01 - $400,000.00                         4       1,468,582.70     1.19      67.58
$400,000.01 - $450,000.00                         1         404,100.00     0.33      90.00
$450,000.01 - $500,000.00                         1         471,323.71     0.38      80.17
-------------------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%     77.56%
-------------------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $473,000.00
Average: $144,080.23
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                                COUNT                UPB         %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                             772     $97,563,601.58    78.84%
$250,000.01 - $300,000.00                        54      14,847,824.56    12.00
$300,000.01 - $350,000.00                        29       9,334,980.79     7.54
$350,000.01 - $400,000.00                         3       1,119,186.48     0.90
$400,000.01 - $450,000.00                         1         404,100.00     0.33
$450,000.01 - $500,000.00                         1         471,323.71     0.38
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $471,323.71
Average: $143,884.90
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 1 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Gross Rate                                    COUNT                UPB         %
--------------------------------------------------------------------------------
6.126% - 6.250%                                 125     $19,776,859.56    15.98%
6.251% - 6.375%                                 103      14,457,302.03    11.68
6.376% - 6.500%                                 147      22,211,459.25    17.95
6.501% - 6.625%                                  90      13,666,489.84    11.04
6.626% - 6.750%                                  90      12,964,928.61    10.48
6.751% - 6.875%                                  73       9,396,196.08     7.59
6.876% - 7.000%                                  39       6,039,201.21     4.88
7.001% - 7.125%                                  17       2,553,601.13     2.06
7.126% - 7.250%                                  27       3,535,828.50     2.86
7.251% - 7.375%                                  25       2,872,789.43     2.32
7.376% - 7.500%                                  30       4,114,513.21     3.33
7.501% - 7.625%                                  13       1,757,841.71     1.42
7.626% - 7.750%                                  15       2,362,123.06     1.91
7.751% - 7.875%                                  11       1,799,751.53     1.45
7.876% - 8.000%                                   5         704,436.55     0.57
8.001% - 8.125%                                   5         558,063.10     0.45
8.126% - 8.250%                                  13       1,782,052.66     1.44
8.251% - 8.375%                                   4         263,551.94     0.21
8.376% - 8.500%                                   9         816,842.47     0.66
8.501% - 8.625%                                   2         345,927.99     0.28
8.626% - 8.750%                                   6         634,038.36     0.51
8.876% - 9.000%                                   1          94,447.24     0.08
9.001% - 9.125%                                   1         202,278.87     0.16
9.126% - 9.250%                                   1          36,031.03     0.03
9.251% - 9.375%                                   6         618,772.43     0.50
9.751% - 9.875%                                   1          39,076.14     0.03
9.876% - 10.000%                                  1         136,613.19     0.11
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 9.905%
Weighted Average: 6.786%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                      COUNT                UPB         %
--------------------------------------------------------------------------------
5.751% - 6.000%                                 125     $19,776,859.56    15.98%
6.001% - 6.250%                                 250      36,668,761.28    29.63
6.251% - 6.500%                                 180      26,631,418.45    21.52
6.501% - 6.750%                                 113      15,668,147.29    12.66
6.751% - 7.000%                                  47       6,492,729.63     5.25
7.001% - 7.250%                                  58       7,400,402.64     5.98
7.251% - 7.500%                                  24       3,483,914.77     2.82
7.501% - 7.750%                                  14       2,162,188.08     1.75
7.751% - 8.000%                                  17       2,269,015.76     1.83
8.001% - 8.250%                                  13       1,080,394.41     0.87
8.251% - 8.500%                                   8         979,966.35     0.79
8.501% - 8.750%                                   1          94,447.24     0.08
8.751% - 9.000%                                   2         238,309.90     0.19
9.001% - 9.250%                                   6         618,772.43     0.50
9.501% - 9.750%                                   2         175,689.33     0.14
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 9.655%
Weighted Average: 6.529%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 2 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity                     COUNT                UPB         %
--------------------------------------------------------------------------------
181 - 240                                        14      $1,398,234.80     1.13%
241 - 300                                        13       1,482,040.49     1.20
360 - 360                                       833     120,860,741.83    97.67
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity             COUNT                UPB         %
--------------------------------------------------------------------------------
181 - 240                                        14      $1,398,234.80     1.13%
241 - 300                                        13       1,482,040.49     1.20
301 - 359                                       667      93,517,483.24    75.58
360 - 360                                       166      27,343,258.59    22.10
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 235
Maximum: 360
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                     COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                            168     $27,493,108.59    22.22%
1 - 1                                           417      57,343,840.95    46.34
2 - 2                                           140      20,682,352.70    16.71
3 - 3                                            52       7,456,138.21     6.03
4 - 4                                            14       1,893,326.25     1.53
5 - 5                                            23       3,632,987.41     2.94
6 - 6                                            17       1,596,774.94     1.29
7 - 12                                           29       3,642,488.07     2.94
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 11
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 3 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
FICO Scores                                   COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                             2         $86,469.55     0.07%
530 - 539                                         1         143,735.35     0.12
550 - 559                                         1         174,305.78     0.14
580 - 589                                         1         105,810.68     0.09
590 - 599                                         1          87,858.84     0.07
600 - 609                                         8       1,292,941.16     1.04
610 - 619                                         8       1,548,140.21     1.25
620 - 629                                        16       2,499,965.17     2.02
630 - 639                                        23       3,318,074.50     2.68
640 - 649                                        25       4,252,072.91     3.44
650 - 659                                        34       4,946,979.00     4.00
660 - 669                                        71       9,027,392.06     7.30
670 - 679                                        67       9,182,767.59     7.42
680 - 689                                        63       8,760,728.95     7.08
690 - 699                                        89      13,586,797.90    10.98
700 - 709                                        73      10,613,222.49     8.58
710 - 719                                        64       9,327,996.75     7.54
720 - 729                                        61       8,688,583.74     7.02
730 - 739                                        46       5,836,187.48     4.72
740 - 749                                        48       6,875,791.30     5.56
750 - 759                                        61      10,143,729.67     8.20
760 - 769                                        37       5,054,067.93     4.08
770 - 779                                        33       4,283,182.41     3.46
780 - 789                                        21       3,125,924.29     2.53
790 - 799                                         6         778,291.41     0.63
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 798
Weighted Average: 704
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                           COUNT                UPB         %
--------------------------------------------------------------------------------
20.01% - 25.00%                                   1         $60,000.00     0.05%
25.01% - 30.00%                                   2         412,624.39     0.33
30.01% - 35.00%                                   3         356,916.29     0.29
35.01% - 40.00%                                   6         976,028.70     0.79
40.01% - 45.00%                                  12       1,792,673.05     1.45
45.01% - 50.00%                                  12       1,676,798.09     1.36
50.01% - 55.00%                                  14       2,072,268.99     1.67
55.01% - 60.00%                                  28       3,753,058.16     3.03
60.01% - 65.00%                                  33       5,242,385.69     4.24
65.01% - 70.00%                                 103      14,170,387.05    11.45
70.01% - 75.00%                                  89      12,318,460.16     9.96
75.01% - 80.00%                                 314      45,998,200.77    37.17
80.01% - 85.00%                                  30       4,574,482.61     3.70
85.01% - 90.00%                                 139      19,877,528.56    16.06
90.01% - 95.00%                                  43       6,382,707.41     5.16
95.01% - 100.00%                                 31       4,076,497.20     3.29
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 21.82%
Maximum: 100.00%
Weighted Average: 77.56%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 4 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Comb Loan To Value Ratio                      COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.00%                                        695     $96,429,626.46    77.93%
50.01% - 55.00%                                   1         250,000.00     0.20
55.01% - 60.00%                                   2         481,772.35     0.39
60.01% - 65.00%                                   5       1,358,794.32     1.10
65.01% - 70.00%                                   4         883,635.99     0.71
70.01% - 75.00%                                   2         111,099.44     0.09
75.01% - 80.00%                                  38       5,749,824.15     4.65
80.01% - 85.00%                                  16       2,797,988.68     2.26
85.01% - 90.00%                                  25       3,910,139.99     3.16
90.01% - 95.00%                                  42       7,386,983.84     5.97
95.01% - 100.00%                                 30       4,381,151.90     3.54
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average:    19.15%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                           COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                       650     $90,390,123.80    73.05%
0.001% - 1.000%                                  12       2,018,171.67     1.63
6.001% - 11.000%                                  2         144,886.82     0.12
11.001% - 16.000%                                 3         794,452.44     0.64
16.001% - 21.000%                                 6         885,710.93     0.72
21.001% - 26.000%                                19       2,654,313.59     2.15
26.001% - 31.000%                                20       2,845,272.57     2.30
31.001% - 36.000%                                36       5,417,147.54     4.38
36.001% - 41.000%                                58       9,944,111.15     8.04
41.001% - 46.000%                                37       5,835,172.20     4.72
46.001% - 51.000%                                14       1,841,635.02     1.49
51.001% - 56.000%                                 1         295,200.00     0.24
56.001% - 61.000%                                 1         325,423.17     0.26
61.001% - 66.000%                                 1         349,396.22     0.28
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 63.00%
Weighted Average: 34.07%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 5 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                      COUNT                UPB         %
--------------------------------------------------------------------------------
New York                                         66     $13,760,462.43    11.12%
California                                       60      12,249,233.37     9.90
Ohio                                            103      10,143,063.26     8.20
New Jersey                                       43       8,144,716.81     6.58
Texas                                            64       7,429,374.66     6.00
Virginia                                         44       6,787,358.46     5.49
Minnesota                                        44       6,637,646.09     5.36
Illinois                                         35       5,591,958.48     4.52
Michigan                                         40       4,469,246.61     3.61
Maryland                                         25       3,877,708.24     3.13
Florida                                          30       3,845,647.24     3.11
Louisiana                                        33       3,730,727.24     3.01
Massachusetts                                    14       3,594,613.00     2.90
Hawaii                                           23       3,366,068.90     2.72
Pennsylvania                                     27       2,773,652.17     2.24
Indiana                                          22       2,346,488.19     1.90
Missouri                                         20       2,314,330.25     1.87
New Mexico                                       17       2,283,494.99     1.85
Nevada                                           13       2,040,313.99     1.65
Arizona                                          11       1,758,132.08     1.42
Oregon                                            8       1,429,942.98     1.16
Tennessee                                        14       1,413,598.47     1.14
Georgia                                          11       1,398,032.67     1.13
District of Columbia                              7       1,237,441.64     1.00
Connecticut                                       6       1,134,878.22     0.92
New Hampshire                                     6       1,042,378.61     0.84
Washington                                        5         965,502.25     0.78
Wisconsin                                         7         922,285.20     0.75
Colorado                                          6         859,382.74     0.69
Iowa                                              8         856,790.39     0.69
Kentucky                                          7         670,275.22     0.54
Utah                                              6         639,455.71     0.52
Arkansas                                          5         508,670.41     0.41
North Carolina                                    3         461,827.32     0.37
Alabama                                           4         435,336.46     0.35
Rhode Island                                      2         399,327.31     0.32
Nebraska                                          3         315,569.24     0.26
Delaware                                          2         298,312.63     0.24
Mississippi                                       2         294,907.31     0.24
Maine                                             2         231,725.92     0.19
South Carolina                                    1         185,436.25     0.15
Kansas                                            2         159,410.51     0.13
South Dakota                                      1         153,750.00     0.12
North Dakota                                      1         130,000.00     0.11
West Virginia                                     2         107,660.12     0.09
Oklahoma                                          1         105,517.47     0.09
Idaho                                             2         101,157.64     0.08
Wyoming                                           1          86,300.00     0.07
Vermont                                           1          51,907.97     0.04
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                                COUNT                UPB         %
--------------------------------------------------------------------------------
North CA                                         23      $4,504,119.61     3.64%
South CA                                         37       7,745,113.76     6.26
States Not CA                                   800     111,491,783.75    90.10
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 6 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                        COUNT                UPB         %
--------------------------------------------------------------------------------
08701                                             4        $801,400.00     0.65%
11106                                             2         751,323.71     0.61
11203                                             3         740,120.00     0.60
02135                                             2         660,101.12     0.53
63116                                             6         559,777.22     0.45
Other                                           843     120,228,295.07    97.16
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Purchase                                        361     $52,029,498.92    42.05%
Cash Out Refi                                   331      46,550,339.23    37.62
Rate/Term Refi                                  162      24,548,244.36    19.84
Home Improvement                                  6         612,934.61     0.50
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


Document Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
No Doc                                          261     $34,157,023.80    27.60%
Full                                            194      27,941,198.56    22.58
No Income, No Asset                             128      17,127,988.24    13.84
Limited                                          99      14,155,097.24    11.44
Stated Income                                    54      10,031,054.61     8.11
Asset Verification                               67      10,013,339.79     8.09
NIV                                              30       5,201,364.17     4.20
No Income/No Ratio                               10       1,874,223.96     1.51
Stated Inc/ Full Asset                            6       1,277,100.00     1.03
Alt                                               3         703,723.63     0.57
Mortgage Verification                             4         463,680.38     0.37
No Income/Full Asset                              2         459,222.74     0.37
Unknown                                           2         336,000.00     0.27
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
1-Family                                        585     $82,509,994.87    66.68%
2-Family                                         67      10,234,064.48     8.27
Condo                                            76      10,075,673.40     8.14
3-Family                                         38       7,096,013.44     5.73
4-Family                                         46       7,023,926.98     5.68
PUD                                              24       3,697,740.86     2.99
Low-rise Condo                                    9       1,225,340.97     0.99
Two to Four Family                                4         590,324.12     0.48
Mfctrd Housing                                    3         290,342.70     0.23
Town House                                        2         248,055.36     0.20
PUD (Attached)                                    1         221,209.24     0.18
Condo < 5 Floors                                  2         176,659.29     0.14
Single Family Attached                            1         165,609.35     0.13
High-rise Condo                                   1         113,394.05     0.09
Condo, Mid Rise                                   1          72,668.01     0.06
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                     COUNT                UPB         %
--------------------------------------------------------------------------------
Primary                                         546     $89,020,068.65    71.94%
Investor                                        288      31,652,907.72    25.58
Secondary                                        26       3,068,040.75     2.48
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 7 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Prepayment Penalty                            COUNT                UPB         %
--------------------------------------------------------------------------------
N                                               857    $123,367,895.14    99.70%
Y                                                 3         373,121.98     0.30
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                  COUNT                UPB         %
--------------------------------------------------------------------------------
No                                              860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Curr LTV < 80%                                  617     $88,829,801.34    71.79%
GEMIC                                            18       2,187,095.53     1.77
Lender Paid                                       2         440,800.00     0.36
MGIC                                             36       4,842,443.75     3.91
None                                             15       2,016,096.13     1.63
PMI EXISTS (Unknown Co)                          16       3,364,332.87     2.72
PMI Mortgage Insurance                           74      10,411,013.53     8.41
Radian                                           32       4,788,682.15     3.87
Republic Mortgage                                 2         299,331.93     0.24
Res. Mtg. Ins. Company                            1         244,701.00     0.20
United Guaranty                                  47       6,316,718.89     5.10
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 1.63%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relocation Flag                               COUNT                UPB         %
--------------------------------------------------------------------------------
                                                 14      $2,240,330.00     1.81%
N                                               846     121,500,687.12    98.19
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                    COUNT                UPB         %
--------------------------------------------------------------------------------
Cambridge                                         5      $1,205,622.74     0.97%
Cendant Mortgage Corporation                     81      11,424,593.87     9.23
Commercial Federal Bank                           5       1,708,206.99     1.38
First City Funding                                2         476,000.00     0.38
First Financial                                  27       5,705,100.00     4.61
Gateway                                           1         143,879.02     0.12
Greenpoint Mortgage Corporatio                   32       5,602,580.02     4.53
GMFS                                              2         287,188.73     0.23
Master Financial                                 19       2,395,744.53     1.94
Mortgage IT                                      40       6,228,480.63     5.03
Nat City Mortgage                                14       2,240,330.00     1.81
NexStar                                           1         105,517.47     0.09
Provident Savings Bank, FSB                       7       1,425,100.00     1.15
Realty Mortgage Corp.                             7       1,279,022.26     1.03
RBC Mortgage                                      6       1,196,651.00     0.97
Sterling Capital                                 19       2,202,583.92     1.78
Wall Street Bankers                              12       2,819,620.00     2.28
Washington Mutual                               580      77,294,795.94    62.46
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 8 of 9

                        Collateral Stratification Report
                            Malt 03-5 combined Strat
================================================================================


--------------------------------------------------------------------------------
Servicer                                      COUNT                UPB         %
--------------------------------------------------------------------------------
Cendant                                          81     $11,424,593.87     9.23%
Commercial Federal                                5       1,708,206.99     1.38
Greenpoint                                        1         263,314.85     0.21
GMAC                                             95      17,906,358.65    14.47
USMTG                                            19       2,202,583.92     1.78
National Mortgage                                14       2,240,330.00     1.81
Nexstar                                           1         105,517.47     0.09
Wells Fargo Bank                                 42       6,704,480.63     5.42
Washington Mutual                               602      81,185,630.74    65.61
--------------------------------------------------------------------------------
Total:                                          860    $123,741,017.12   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               May 30, 2003 11:31                    Page 9 of 9